Exhibit 10.2

SECOND AMENDMENT TO
SECOND LIEN TERM LOAN CREDIT AGREEMENT

This second Amendment TO SECOND lien term loan CREDIT AGREEMENT (this “Amendment”), effective as of the ____ day of February, 2012 (the “Second Amendment Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”) and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Lien Term Loan Credit Agreement dated September 28, 2011 (as amended by the First Amendment to Second Lien Term Loan Credit Agreement effective as of December 6, 2011, and as further amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and make the other agreements more particularly described below; and

WHEREAS, said parties are willing to so amend the Credit Agreement and make such agreements subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a)	Amendment to Section 9.18(a). Section 9.18(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii) thereof, (b) replacing the period at the end of clause (iii) with “; and”, and (c) adding a new clause (iv) to read as follows:

“(iv) Swap Agreements to hedge foreign exchange rate risks to which the Borrower or any of its Subsidiaries has actual exposure.”

(b)	Amendment to Section 9.18(c). Section 9.18(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) For purposes of this Section 9.18, purchases of put options and purchases of price floors shall not be considered Swap Agreements.”

3. Partial Release; Consent to Transfer.

(a)	The Administrative Agent, on behalf of itself and the Lenders, hereby releases the Equity Interests of Hunter Disposal, LLC held by Triad Hunter, LLC and all general intangibles related thereto (collectively, the “Released Property”) and does hereby agree that all security interests, Liens and rights in the Released Property granted to the Administrative Agent or the Lenders in the Loan Documents are hereby waived, discharged and released in their entirety. This release is a partial release only, limited solely to the security interests, Liens and rights in the Released Property granted in the Loan Documents and does not affect or impair in any manner any of the other Collateral.
(b)	The Administrative Agent and the Lenders hereby consent to the transfer (free and clear of any Liens) by Triad Hunter, LLC to GreenHunter Energy, Inc. of the Released Property. The Administrative Agent and the Lenders hereby (i) waive Section 9.11 of the Credit Agreement to the extent necessary to effectuate the sale, transfer or other disposition of the Released Property and (ii) agree that the value of the Released Property shall not be included in calculating the usage of the basket in Section 9.11(e) of the Credit Agreement. For the avoidance of doubt, the transfer of the Released Property does not result in an obligation to prepay the Loans.

4. Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5. Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Second Amendment Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6. Conditions to Effectiveness. This Amendment shall be effective on the Second Amendment Effective Date upon satisfaction of the following conditions:

(a)	the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;
(b)	the Fifth Amendment to the Second Amended and Restated Credit Agreement dated as of the date hereof, among the Borrower, Bank of Montreal, as administrative agent thereunder, and the lenders party thereto, dated April 13, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement effective as of June 30, 2011, the Second Amendment to Second Amended and Restated Credit Agreement effective as of August 15, 2011, the Third Amendment to Second Amended and Restated Credit Agreement effective as of September 28, 2011, the Fourth Amendment to Second Amended and Restated Credit Agreement effective as of December 6, 2011, and as further amended or restated from time to time, the “First Lien Credit Agreement”) shall have been executed by the Borrower, the Guarantors and each of the Lenders under and as defined in the First Lien Credit Agreement, as amended by such amendment, and delivered to Bank of Montreal, as Administrative Agent under and as defined in the First Lien Credit Agreement, on substantially similar terms and containing substantially similar provision as this Amendment;
(c)	the Borrower shall have delivered to the Administrative Agent (i) the Reserve Report supporting the redetermination of the Borrowing Base effected hereby, (ii) the related certificate required to be delivered by the Borrower pursuant to Section 8.12(a) and (c) of the Credit Agreement, (iii) any Engineering Reports as shall have been reasonably requested by the Required Lenders in connection with the Reserve Report described in clause (i) above and (iv) title information required to be delivered by the Borrower pursuant to Section 8.13(a) of the Credit Agreement; and
(d)	the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

7. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Second Amendment Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES

CORPORATION, a Delaware corporation

By: /s/ Ronald D. Ormand

Ronald D. Ormand

Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,

a Delaware limited liability company

By:   Magnum Hunter Resources Corporation,
         its sole member

By: /s/ Ronald D. Ormand

Ronald D. Ormand

Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,

a Delaware limited partnership

By:  Magnum Hunter Resources GP, LLC,

        its general partner

       By: Magnum Hunter Resources Corporation,
              its sole member

               By: /s/ Ronald D. Ormand

            Ronald D. Ormand

            Chief Financial Officer

Signature Page to Second Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:   Magnum Hunter Resources Corporation,
         its sole member

        By: /s/ Ronald D. Ormand
               Ronald D. Ormand
               Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Chief Financial Officer

NGAS HUNTER, LLC

By: /s/ Ronald D. Ormand
       Ronald D. Ormand
       Vice President and Treasurer

Signature Page to Second Amendment to Credit Agreement

MHR CALLCO CORPORATION,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Vice President

MHR EXCHANGECO CORPORATION,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Vice President

WILLISTON HUNTER CANADA, INC.,

a corporation existing under the laws of the Province of Alberta

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Executive Vice President and Chief

       Financial Officer

WILLISTON HUNTER INC.,

a Delaware corporation

By: /s/ Ronald D. Ormand

       Ronald D. Ormand

       Executive Vice President and Chief

       Financial Officer

 Signature Page to Second Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC, a Delaware limited liability company By: /s/ Ronald D. Ormand Ronald D. Ormand Vice President and Treasurer

 Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Vice President

 Signature Page to Second Amendment to Credit Agreement

LENDER:

BMO HARRIS FINANCING, INC.

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

 Signature Page to Second Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By: /s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

By: /s/ Michael Spaight
Name: Michael Spaight
Title: Associate

 Signature Page to Second Amendment to Credit Agreement

LENDER:

UNIONBANCAL EQUITIES, INC.

By: /s/ John W. Schmidt
Name: John W. Schmidt
Title: Vice President

By: /s/ Margaret Elower
Name: Margaret Elower
Title: Vice President

 Signature Page to Second Amendment to Credit Agreement

LENDER:

SUNTRUST BANK, N.A.

By: /s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

 Signature Page to Second Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Michael Getz
Name: Michael Getz
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ Carin Keegan
Name: Carin Keegan
Title: Director

Signature Page to Second Amendment to Credit Agreement